SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.         )

X     Filed  by  the  registrant
     Filed  by  a  party  other  than  the  registrant

Check  the  appropriate  box:
X     Preliminary  proxy  statement
     Confidential,  for  Use  of  the  Commission Only (as     permitted by Rule
14a-6  (e)  (2))
     Definitive  proxy  statement
     Definitive  additional  materials
     Soliciting  material  pursuant  to  Rule  14a-11(c)  or  Rule     14a-12

                           NEW PARADIGM SOFTWARE CORP.
                (Name of Registrant as Specified in Its Charter)

           ___________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
     x  No  fee  required.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

___________________________________________________________
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

___________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth the amount on which the filing fee is calculated and state how it was determined.

___________________________________________________________
     (4)  Proposed  maximum  aggregate  value  of  transaction:

___________________________________________________________
     (5)  Total  Fee  Paid:

___________________________________________________________
   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

___________________________________________________________
     (2)  Form,  Schedule  or  Registration  Statement  No.:

___________________________________________________________
     (3)  Filing  party:

___________________________________________________________
     (4)  Date  filed:

___________________________________________________________


DEAR  SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held on Thursday, November 16, 2000, at 11:30 A.M. at the New York Yacht Club, 37 West 44th Street, New York, New York. In the pages that follow you will find the Notice of Annual Meeting and the Proxy Statement describing the formal business to be transacted at this meeting. Please read them carefully.

At the Annual Meeting, there will be a report to shareholders regarding the operations of New Paradigm Software Corp. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about your Corporation's operations.

It is important that your shares be voted at the meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

Sincerely,



/s/  Daniel  A.  Gordon

Daniel  A.  Gordon
Chairman  of  the  Board


October  11,  2000





Re:  NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS  TO BE HELD NOVEMBER 16, 2000

To  the  Shareholders  of  New  Paradigm  Software  Corp.:

The Annual Meeting of Shareholders of New Paradigm Software Corp. (the "Corporation" or the "Company") will be held at the New York Yacht Club, 37 West 44th Street, New York, New York, on Thursday, November 16, 2000, at 11:30 A.M., for the purpose of considering and voting upon the following:

1.     Election  of  four  directors;

2. Amending the Corporation's certificate of incorporation to change the name of the Corporation from New Paradigm Software Corp. to New Paradigm Strategic Communications, Inc.;

3. Ratification of the appointment of Goldstein & Morris, LLP as the independent certified public accountants for the fiscal year ending March 31, 2001; and

4. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws of the Corporation, only shareholders of record at the close of business on September 28, 2000 (the "Record Date") shall be entitled to notice of and to vote at the Annual Meeting.

By  Order  of  the  Board  of  Directors,



/s/  Michael  S.  Taylor
Michael  S.  Taylor
Secretary

___________________________________________________________

Please sign and return the enclosed proxy card in the envelope provided. No postage is necessary.
___________________________________________________________



630  Third  Avenue,  15th  Floor
New  York,  New  York  10017

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2000

                                 PROXY STATEMENT

To  the  Shareholders  of  New  Paradigm  Software  Corp.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of New Paradigm Software Corp. (the "Corporation" or the "Company") for use at the annual meeting of Shareholders to be held at 11:30 A.M. on Thursday, November 16, 2000, at the New York Yacht Club, 37 West 44th Street, New York, New York, and at any adjournment thereof (the "Annual Meeting").

A  Notice  of Annual Meeting is attached hereto and a form of proxy is enclosed.

THE  PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are directors or officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the shareholders' directions. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Annual Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The proxy cards should be sent to the Corporation sufficiently in advance of the Annual Meeting so that they are received at the principal executive offices of the Corporation prior to the commencement of the Annual Meeting.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, directors, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview.

These proxy materials are being mailed to shareholders of the Corporation commencing on October 11, 2000 accompanied by a copy of the Corporation's annual report on Form 10-KSB for the year ended March 31, 2000, as amended. THE CORPORATION WILL PROVIDE, WIHTOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000, INLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, to each person solicited, on the written request of any such person being mailed to:
     Ms.  Joan  Taylor
New  Paradigm  Software  Corp.
630  Third  Avenue,  15th  Floor
New  York,  New  York  10017

If the person requesting a copy was not a shareholder of record on the Record Date, the request must contain a good faith representation that the person making the request was a beneficial owner of the common stock of the Corporation at the close of business on such date. The Corporation's annual report on Form 10-KSB for the year ended March 31, 2000 is also available on the Corporation's Web site at http://www.newparadigm.com.
Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be assessed.

VOTING  SECURITIES

All of the Company's preferred stock has been converted in accordance with their respective terms. Accordingly, the only securities of the Corporation entitled to vote at the Annual Meeting are shares of Common Stock, par value $.01 per share (the "Common Stock"), outstanding on September 28, 2000 (the "Record Date"). On that date, there were 4,644,297 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

VOTING  PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Annual Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's By-Laws, the directors standing for election must be elected by a plurality of the votes cast and each other matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Corporation's Certificate of Incorporation. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected and whether each matter has been approved.

1.  ELECTION  OF  FOUR  DIRECTORS

Under the Corporation's By-Laws, the number of directors that constitutes the entire Board of Directors is seven (7). This number may be increased or decreased (but not to a number less than three (3) from time to time by action of the Board of Directors taken by the affirmative vote of a majority of the entire Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director. Directors shall be elected at the annual meeting of shareholders to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified. The Corporation's By-Laws provide that only persons nominated in accordance with certain procedures are eligible for election as directors. Nomination of persons for election to the Board of Directors of the Corporation may be made at the Meeting by or at the direction of the Board of Directors, or by any shareholder of the Corporation entitled to vote under a procedure outlined below.

Shareholder  Nomination  of  Directors

The Corporation's By-Laws contain procedures for shareholder nomination of directors and for other shareholder proposals to be presented before annual and other shareholder meetings. The By-Laws provide that nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of shareholders or at a special meeting of shareholders for which notice of an election of a director or directors has been duly given by any shareholder of the Corporation entitled to vote for election of directors at the meeting who complies with the notice procedures described below. Such nominations may be made only pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for director, together with the written consent of such person to serve as director, must be received by the Secretary of the Corporation before the close of business on the eighth day following the day on which notice of such meeting is given to shareholders. To be in proper written form, such shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (1) the name, age, business address and residence address for such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation that are beneficially owned by such person, and (4) such other information relating to such person as is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and any successor to such Regulation; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the Corporation's books, of such shareholder, (2) the class and number of shares of stock of the Corporation that are beneficially owned by such shareholder, and (3) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or the shareholder to nominate the proposed nominee.
The Board of Directors will nominate, or cause to be nominated, Mr. Mark A. Blundell, Mr. Rocco Cipriano, Mr. Daniel A. Gordon and Mr. Michael S. Taylor, for election to the Board of Directors at the Meeting. The persons named as proxies in the enclosed form of proxy cannot exercise the discretionary authority granted to them by the proxy to vote for a greater number of persons than the number of nominees named.

Six directors, including Daniel A. Gordon, Mark A. Blundell and Michael S. Taylor were elected at the 1997 annual meeting of shareholders.

THE  BOARD  OF  DIRECTORS'  RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named four proposed nominees as directors.

The Board of Directors does not contemplate that any of the persons it will nominate will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the four persons who will be nominated for director at the Annual Meeting.

PROPOSED NOMINEES FOR ELECTION AS DIRECTOR FOR TERM EXPIRING AT THE NEXT ANNUAL MEETING

MARK A. BLUNDELL, age 42, is the Chief Executive Officer, President, Chief Financial Officer and a current director of the Corporation and has served in these capacities since the Corporation's inception in July 1993. From October 1991 until December 1993, Mr. Blundell was initially the Chief Executive Officer of Management Technologies, Inc.'s ("MTI") European subsidiary and then the Chief Operating Officer and Chief Financial Officer of MTI in New York. He was also a director of MTI from December 1993 to March 1994. MTI is a publicly held financial services software company. From May 1988 to October 1991, Mr. Blundell was the Chief Executive Officer of London Fox, the futures and options exchange. He is also a director and President of Lancer Holdings, Inc. ("Lancer"), a company formed to hold certain intellectual property rights relating to software formerly owned by the Corporation and which currently conducts no business with the Corporation. Lancer is a principal shareholder of the Corporation. Mr. Blundell received an M.A. in Politics, Philosophy and Economics from Pembroke College, Oxford, England.
ROCCO CIPRIANO, age 47 was appointed to the board on June 2, 1998. He has served as Executive Vice President - Creative, for Kapelus &Cipriano, Inc. ("K&C") in Harrison, NY since 1992. Upon the Company's acquisition of certain assets and assumption of certain liabilities of K&C as of April 1, 1998 he was appointed Executive Vice President, Creative of New Paradigm Advertising, Inc., a wholly owned subsidiary of the Corporation. He holds a Professional Degree in Communications from Parsons School of Design, New York, New York.

DANIEL A. GORDON, age 61, an attorney, has been a director and the Chairman of the Board of Directors of the Corporation since November 1993. He has been a principal with Corporate Growth Services since 1992. Corporate Growth Services provides consulting support services to businesses in the early stages of development. From 1989 to 1992, Mr. Gordon served as President of COIN Banking Systems, Inc., which had been the banking systems division of COIN Financial Systems, Inc. Mr. Gordon had served as Chairman and Chief Executive Officer of COIN Financial Systems, Inc., a financial software development company, from 1984-1989. He received a B.A. in English from Dartmouth College and an L.L.B. from George Washington University.
MICHAEL S. TAYLOR, age 58, has been a director of the Corporation since April 1996. He is the Senior Vice President - Corporate Finance of Gilford Securities. From March 1996 to November 1996 he was a Managing Director of Investment Banking at Laidlaw Equities. He was Associate Director of Investment Banking for Josephthal Lyon & Ross from June 1989 to March 1996. From December 1981 until joining Josephthal, he was President of Mostel & Taylor Securities, Inc., a NASD-member investment banking and brokerage firm. He has been involved in the securities industry since 1966, when he joined Lehman Brothers as an analyst. He is also Chairman of the Board of Jennifer Muller/The Works, a contemporary dance company. He attended Amherst College and Columbia University.

INFORMATION  AS  TO  COMMITTEES,  ATTENDANCE  AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit and Compensation Committees. The Board has no standing nominating committee.

The Audit Committee is comprised of Mr. Gordon and Mr. Taylor. During the fiscal year ended March 31, 2000, the Audit Committee held one meeting. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit; (b) discussing any significant difficulties encountered or significant findings made during the annual audit;
(c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent certified public accountants and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent certified public accountants; and (f) recommending to the Board of Directors each year the firm of independent certified public accountants to be retained for the following year.

The  Compensation  Committee  is  comprised  of  Mr.  Gordon, Mr. Taylor and Mr.
Blundell.  During  the  fiscal  year  ended  March  31,  2000,  the Compensation
Committee held one meeting. The functions performed by the Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management; (b) administering the Corporation's stock incentive plans; and (c) authorizing and approving any special compensation arrangements for senior management.

The Board of Directors of the Corporation held a total of 5 meetings during the fiscal year ended March 31, 2000. During the periods in which they served on the Board of Directors all directors attended 100% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served. The overall attendance record for all directors as a group during the fiscal year ended March 31, 2000 was 100%.

INDEMNIFICATION

The Corporation's Certificate of Incorporation and By-Laws contain provisions exculpating the Corporation's directors from liability to the Corporation's shareholders for certain actions taken or omitted by them and indemnifying the Corporation's officers and directors against judgments, fines, amounts paid in settlement and reasonable attorneys' fees incurred in the defence of certain actions and proceedings to the extent permitted under the BCL.

The Corporation did not purchase directors' and officers' liability insurance coverage for the year ended March 31, 2000. There is currently no such coverage in place. The Corporation is evaluating the possibilities and cost of purchasing directors' and officers' liability insurance coverage, and may do so in order to attract more directors in the future.

DIRECTORS'  COMPENSATION

The directors of the Company currently receive no fees. They are reimbursed by the Company for their direct costs for attending meetings. On April 26, 1995 Messrs. Blundell, Gordon and three former directors were granted options under the Company's Stock Option Plan to purchase 5,333 shares of Common Stock each at an exercise price of $4.50 per share. These options became exercisable on April 26, 1996 and expire on April 26, 2005. On November 30, 1995 Mr. Gordon and two former directors were each granted options under the Company's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share. On April 24, 1996, Mr. Taylor was granted options under the Company's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share. These options become exercisable on April 24, 1997 and expire on April 24, 2001. On October 15, 1997, Messrs. Taylor and Gordon were each granted 50,000 options to purchase shares of Common Stock at an exercise price of $0.16 per share. As of January 1, 1998, Mr. Chalek, a former director, was granted 50,000 options to purchase shares of Common Stock at an exercise price of $0.25 per share (the market price on the date of issue). On January 12, 1999, Messrs. Taylor and Gordon were granted 20,000 options to purchase shares of Common Stock at an exercise price of $2.1875 per share. All options granted to Directors as compensation are exercisable at the market price on the date of grant.
BENEFICIAL  OWNERSHIP  OF  THE  CORPORATION'S  COMMON  STOCK  (a)
The following table indicates the beneficial ownership of the Company's Common Stock as of March 31, 2000, by (1) each of the directors, (2) each of the executive officers of the Company, (3) all directors, and executive officers of the Company as a group and (4) each person or entity which beneficially owned in excess of five percent of the Common Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:


COMMON STOCK
                          Right to         Right to           Total       Percent of
                            Sole            Shared          Number of       Common
                         Voting and       Voting and          Shares         Stock
Name of                  Investment       Investment       Beneficially  Beneficially
Beneficial Owner(a)        Power            Power             Owned          Owned
Mark Blundell               648,432  (b)     166,666  (c)       815,098         15.40%
Daniel Gordon               135,333  (d)           -            135,333          2.81%
Lancer Holdings             166,666  (e)           -            166,666          3.46%
Midland Associates          619,999  (e)           -            619,999         11.78%
Michael Taylor              120,000  (f)           -            120,000          2.52%
Robert Trump                375,000  (g)     619,999  (h)       994,999         19.92%
Rocco Cipriano              269,000  (i)      72,000  (j)       341,000          7.19%
Ali Faraji                  442,666  (k)                        442,666          8.70%
All Directors and
Executive Officers of
the Company as a group
(a total of 4 persons)    1,192,765          238,666          1,431,431         24.17%



a) The shares of Common Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Common Stock outstanding used to determine the percentage of shares of Common Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.
b) Consists of (i) 459,767 shares of Common Stock, (ii) 38,666 shares of Common Stock issuable upon exercise of options granted under the Company's Stock Option Plan ("SOP") that are currently exercisable, and (iii) 149,999 shares of Common Stock underlying stock options granted under the Executive Stock Option Plan.
c) Represents the holdings of Lancer Holdings of which Mr. Blundell is a 33% owner, director and officer. Lancer Holdings owns 166,666 shares of Common Stock.
d) Consists of 135,333 shares of Common Stock issuable upon exercise of options.
e) Consists of 439,999 shares of Common Stock and 180,000 shares of Common Stock issuable upon exercise of warrants. These securities were previously owned by Management Technologies, Inc. ("MTI") and transferred to Midland Associates in satisfaction of a loan to MTI by Midland Associates.
f) Consists of 120,000 shares of Common Stock issuable upon exercise of options granted under the SOP.
g) Consists of (i) 25,000 shares of Common Stock, (ii) 200,000 shares of Common Stock issuable upon exercise of 1994 Warrants and (iii) 150,000 shares of Common Stock issuable upon exercise of warrants having an exercise price of $2.00 per share issued by the Company in connection with a loan by Mr. Trump (see Certain Transactions below).
h) Represents the holdings of Midland Associates. Consists of the securities listed in note (e) above.
i) Represents (i) 169,000 shares of Common Stock and (ii) 100,000 shares of Common Stock issuable upon exercise of options.
j) Represents 72,000 shares of Common Stock issuable to K&C pursuant to a certain agreement of purchase and sale of assets between the Company and K&C. Mr. Cipriano is a 50 % owner, director and officer of K&C.
k)     Represents  442,666  shares  of  Common  Stock.
There  was  no  Preferred  Stock  issued  and  outstanding as of March 31, 2000.


INFORMATION  AS  TO  EXECUTIVE  COMPENSATION

The following table sets forth information concerning the compensation of the Company's chief executive officer for services rendered in all capacities to the Company. The Company has only one executive officer


                       Year       Annual Compensation
                    Fiscal Year                                          Securities
Name and            Ended                               Other Annual    Underlying    All Other
Principal Position  March 31,    Salary ($)             Compensation    Options/SARs  compensation
Mark A. Blundell
Chief Executive
& President                1998  $             150,000  $    57,000(1)       450,000  $       1,100
                           1999  $             115,000  $    57,000(1)             0              -
                           2000  $             150,000  $    57,000(1)       150,000  $    65,100(2)

 .SUMMARY  COMPENSATION  TABLE


No other Executive or employee received total annual salary and bonus in excess of $100,000.
(1) Reflects a non-accountable expense allowance of $4,000 per month, and a car allowance of $750 per month.
(2) Reflects the insurance premium paid by the Company for term life insurance and the cashless exercise of options to purchase 397,000 shares of Common Stock.

OPTION  GRANTS  IN  FISCAL  YEAR  ENDED  MARCH  31,  2000

The following table sets forth all grants of stock options made during the fiscal year ended March 31, 2000 pursuant to the Company's Stock Option Plan to Officers or Directors:
Individual  Grants:



                                Percent of Total
                   Number of      Options SARs
                   Securities      Granted to
                   Underlying     Employees and
                  Options/SARs    Directors in      Exercise Price   Expiration
Name                Granted        Fiscal Year         ($/Shr)          Date




Mark A. Blundell       100,000             46.51%  $         2.1875     3/22/05
Michael Taylor          20,000              9.30%  $         2.1875     3/22/05
Daniel Gordon           20,000              9.30%  $         2.1875     3/22/05



AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2000 AND YEAR-END OPTION VALUES
The following table sets forth information with respect to options exercised by the Company's Chief Executive Officer during the fiscal year ended March 31, 2000 and the number and value of unexercised options as of March 31, 2000:

     Number  of  Securities     Value  of  Unexercised  In-the-
     Underlying  Unexercised     Money  Options  at  March  31,

               Options at March 31, 2000   2000(a)
                        Shares
                       Acquired
                          on                Value
Name                   Exercise            Realized   Exercisable  Unexercisable  Exercisable   Unexercisable
Mark Blundell                    427,600  $   60,000      287,555        100,000  $          0  $            0



(a) Based on the closing price of New Paradigm Software Corp. Common Stock on September 19, 2000 of $1.00 as reported on NASDAQ Bulletin Board.

LONG-TERM  INCENTIVE  PLANS  -  AWARDS  IN  LAST  FISCAL  YEAR
Employment  Contracts

The Company has entered into employment contracts with Mr. Blundell, its President and Chief Executive Officer.
The  employment  contract  contains  the  following  principal  features.
Term: Five years; Base Salary: $200,000 per annum (Mr. Blundell has waived $50,000 per annum of this Base Salary (which is not being accrued) until such time as the Company would otherwise be able to report a pre-tax annual profit in excess of $75,000); Allowances: Mr. Blundell receives a non-accountable expense allowance of $4,000 per month and a car allowance of $750 per month. Common Stock Award: Mr. Blundell received 26,667 shares of Common Stock. Mr. Blundell's contract originally provided that if the Company achieved at least $2.5 million in sales in any period of twelve consecutive months, Mr. Blundell would be paid a bonus of $50,000. Mr. Blundell's employment contract provided that if such bonus target was achieved and such bonus paid, he and the Company would negotiate a new bonus arrangement.
Mr. Blundell is entitled to receive a death benefit of $1,000,000 payable to a beneficiary named by him. The Company has obtained a life insurance policy to fund this benefit. Mr. Blundell's employment agreement will renew automatically from year to year unless Mr. Blundell or the Company gives notice of termination to the other on or before May 1 of any year beginning in 1999. In the event that the Company terminates the contract other than for cause, or in the event of a change of control or a sale of substantially all the assets of the Company, Mr Blundell is entitled to receive a payment equivalent to two year's benefits under the contract.
Following the sale of its original software product Copernicus to VIE Systems Inc., Mr. Blundell, gave formal written notice of his intention to exercise the termination right under his employment contract since this represented a transfer of substantially all the assets of the Company. These termination rights provided for the payment to Mr. Blundell of an amount not less than $414,000. As the Company was not in a position to make such a payment without seriously depleting the Company's limited cash reserves, the compensation committee negotiated with Mr. Blundell to produce the following settlement, which was entered into on November 13, 1997.
Mr. Blundell waived his entitlement to any payment in respect of the VIE transaction and entered into new three year employment contracts with the Company and its Delaware subsidiary, New Paradigm Advertising, Inc. ("NPA") at the same aggregate base salary which provide a termination benefit of 24 months compensation in the event that his termination right is triggered again by subsequent events. Mr. Blundell waived $50,000 of base salary for fiscal 1998 and until the Company reports a consolidated pre-tax profit of not less than $75,000. In view of the fact the Company was contemplating a number of acquisitions of companies with revenues in excess of $2.5 million, the new contract provides that Mr. Blundell would not be entitled to receive the bonus of $50,000 in the event that the Company's gross revenues reach $2.5 million provided in his previous contract.
In addition the change of control clause, which gives Mr. Blundell certain termination rights would be amended to apply only in the event that 40% of the Company were to be acquired rather than 25% as his previous agreement. In order to retain Mr. Blundell's services in seeking acquisitions NPA entered into an employment agreement (as mentioned above) and a loan agreement providing for a loan to Mr. Blundell of $114,000 at an interest rate of 6%. The loan will be repaid by applying 60% of (i) any future termination payment to Mr. Blundell;
(ii) any bonus or incentive payments; and (iii) any sales of Common Stock of New Paradigm directly or beneficially owned by Mr. Blundell, including any Stock acquired through the exercise of options.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

INTRODUCTION

The Compensation Committee of the Board of Directors (the "Committee") is composed of the individuals listed below, who are independent outside directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management.

PHILOSOPHY

The Corporation seeks to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The compensation package of each member of senior management consists of two key elements: (1) base salary which reflects competitive marketplace data and evaluated individual performance; and (2) long-term stock-based incentive opportunities consisting of annual stock option grants. The long-term stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's other shareholders.

The Corporation's executive compensation program is structured so that at higher management levels a larger portion of total compensation is composed of long-term stock-based compensation.

The Committee strives to balance short- and long-term incentive objectives and to employ prudent judgment in establishing financial performance criteria, evaluating performance and determining actual incentive payments.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to compensation for the fiscal year ended March 31, 2000.

PROGRAM  COMPETITIVENESS

Each element of the compensation arrangements for senior management is intended to be fully competitive with comparable elements of competitor companies in the relevant industry. Salary ranges are established for each position using published survey information of industry compensation practices, where available.

The long-term incentive option grant guidelines are reviewed by the Committee based upon total options granted to employees of the Corporation, seniority and position. These grant guidelines are intended to provide competitive long-term compensation opportunities if the assumptions as to goal achievement and stock price growth are realized.

ANNUAL  SALARY  AND  BONUSES

Annual total cash compensation for senior management consists of base salary and bonus. The base salaries for senior executives other than the CEO are recommended by Mr. Blundell based on the competitive marketplace, evaluated position responsibilities and individual performance, and are reviewed and approved by the Committee. Bonuses are awarded as compensation for extraordinary goals achieved by individual members. No bonuses were awarded in the fiscal year ended March 31, 2000. Mr. Blundell's employment contract provides that he would be paid a bonus of $50,000 if the Corporation achieves at least $75,000 in net profit in any fiscal year. No such bonus has been paid or accrued. (See also "Certain Transactions" - Mr. Blundell's Settlement)

LONG-TERM  INCENTIVE  COMPENSATION

The long-term incentive compensation program for senior management consists of stock options. All option awards were granted under the Corporation's Stock Option Plan, which Plan was approved by shareholders on September 13, 1994 and amended by shareholders October 12, 1996. Stock options provide the right to purchase shares of Common Stock at the fair market value (the average of the high and low trading prices) on the date of grant. These grants are awarded under the general principal that larger grants will be made to employees at higher salary and management levels. Stock options generally become exercisable one year after grant, and have a ten-year maximum term. The Compensation Committee may apply other vesting periods on a case-by-case basis.
The size of the awards of stock options are not reduced for any current stock holdings or previous awards held by a participant.

FISCAL  YEAR  ENDED  MARCH  31,  2000  CEO  COMPENSATION

Mr. Blundell's base salary is fixed in his employment contract. The appropriateness of his base salary is reviewed annually by the Committee. As part of its review, the Committee considers competitive CEO base salary information from strategic communications industry companies, including internet-based companies identified by the Committee, Mr. Blundell's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during the period.

In early 1997, the Committee reviewed and approved the 1997 Executive Stock Option Plan for the Corporation's management employees and Directors, including Mr. Blundell.

The option awards granted under the Stock Option Plan which the Committee approved for Mr. Blundell were made in accordance with the grant guidelines established in 1995. Mr. Blundell's awards for the year ended March 31, 2000 consist of 100,000 stock option shares, and are disclosed in the Option Grants Table along with the awards for the fiscal year ended March 31, 2000. (See also "Certain Transactions" - Mr. Blundell's Settlement)

CLOSING  STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee.

The Committee believes that New Paradigm Software Corp.'s executive compensation program is meeting and fulfilling the goals contained in the program's philosophy.

The foregoing report has been furnished by Mr. Gordon (Chairman), Mr. Taylor and Mr. Blundell.

The Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 of such Act.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The Compensation Committee is comprised of Mr. Gordon, Mr. Taylor and Mr. Blundell. Mr. Gordon, Mr. Taylor and Mr. Blundell served on the Compensation Committee during the entire fiscal year ended March 31, 2000.

Mr. Gordon, a member of the Committee, has been the Chairman of the Board of Directors of the Corporation since its inception. Mr. Blundell, a member of the Committee was the Corporation's Chief Executive Officer and Chief Financial Officer during the fiscal year ended March 31, 2000 and since inception. Mr. Blundell does not vote on matters concerning his own compensation.
Mr.  Taylor  has  been  a  Director  of  the  Company  since  April  1996.

In addition, there are no transactions, relationships or indebtedness for which disclosure is required under the rules of the Securities and Exchange Commission with respect to any member of the Committee.


CERTAIN  TRANSACTIONS

The following is a discussion of certain transactions entered into by the Corporation with officers, directors, security holders and affiliates thereof. The Corporation believes that the terms of these transactions were no less favorable to the Corporation than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions.

The Corporation has adopted a policy whereby any future transactions between the Corporation and its directors, officers, principal shareholders and other affiliates, will be on terms no less favorable to the Corporation than could be obtained from unaffiliated third persons on an arm's-length basis at the time that the transaction was entered into and will be reviewed and approved by a majority of the Corporation's directors, including a majority of the Corporation's independent disinterested directors.

Other  Transactions
On September 1, 1995 the Company entered into a consulting contract with Corporate Growth Services, a corporation owned by Mr. Gordon, Chairman of the Board of Directors. Corporate Growth Services provides small development stage companies with management consulting. Under the terms of the contract Corporate Growth Services receives a consulting fee of $2,000 per month over and above any fees Mr. Gordon receives for attending meetings of the Board of Directors. In view of the Company's financial position Corporate Growth Services has agreed to waive these fees until further notice. In the fiscal year ended March 31, 1998 Corporate Growth Services received $24,000 in such fees. No such fees were paid in the fiscal years ended March 31, 1999and 2000.
Loan  from  Mr.  Robert  Trump
In early January 1997, in order to continue operating, the Company solicited a $150,000 loan from Mr. Robert Trump, which was received on January 16, 1997.
The  principal  terms  of  this  loan  were  as  follows:



Loan:                                            $150,000.
Terms:                                                                              6 months
Interest rate:  To be paid in warrants, see below.
                150,000 three-year warrants with an exercise price of $2.00 per share, in
Warrants:       lieu of interest.
                The 180,000 Midland Warrants, held by Midland Associates, an affiliate of
                Mr. Trump, were amended as follows:  The expiration date was changed from August 11, 1998 to January 16, 2002 and the exercise price reduced from $3.75 to $2.00 per share.  The exercise price on 25,000 of the Midland warrants was reduced to $1.00.  Midland exercised these warrants to acquire
Other terms:    25,000 shares of common stock in September of 1999.


Series  C  Redeemable  Preferred  Stock
On March 13, 1997, Mr. Robert Trump agreed to lend the Company a further $50,000, which the Company urgently required in order to continue its operations and meet its payroll obligations. The January 16, 1997 $150,000 loan and the March 13, 1997 $50,000 loan were combined into $200,000 to be used to subscribe for 800,000 shares of Series C Redeemable Preferred Stock, $0.01 par value, with the following principal terms:
Each Series C Redeemable Preferred Share had four (4) votes on any matter to be put to a vote of the Company's shareholders.
The Series C Redeemable Preferred Stock could be redeemed at the Company's option at any time upon payment of $200,000.
The Series C Redeemable Preferred Stock could be redeemed at the holder's option following any investment in the Company or a sale of any of the Company's assets where the proceeds are $2,000,000 or more. The Series C Redeemable Preferred
Stock had preference in the event of any liquidation of the Company to the extent of $200,000.
The Series C Redeemable Preferred Stock was redeemed by the Company from the proceeds of the sale of COPERNICUS to VIE Systems.

2. AMENDMENT OF THE CORPORATION'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COPORATION
The name of the Corporation is stated in its certificate of incorporation. The name of the Corporation can be changed by amending its certificate of incorporation and filing such amendment with the New York State Secretary of State.

Under Section 803(a) of the New York State Business Corporation Law ("BCL"), amendments or changes to the Company's certificate of incorporation may be authorized by the Board of Directors, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

The Corporation was originally formed to develop and market certain software products. It was named New Paradigm Software Corporation to reflect the nature of its main business, software development. From its creation in 1993 to the date of the sale of its Copernicus software product in 1998, the Corporation pursued its original objectives.

Following the sale of the Corporation's main software product, Copernicus to VIE Systems, Inc., the Corporation re-positioned itself as an Internet communications business. It developed Internet capabilities through its wholly owned subsidiary New Paradigm Interlink, Inc., and acquired certain assets and assumed certain liabilities of (1) Kapelus & Cipriano, Inc., a Westchester, New York, based advertising agency, and of (2) Sutton & Partners, Inc., a Connecticut based advertising Agency, to establish its advertising business.

The Corporation also acquired certain assets and assumed certain liabilities of GMG Public Relations, Inc, to establish its public relations business.

The combination of Internet, public relations and advertising capabilities position the Corporation as a strategic communications service provider.

Accordingly, the Board recommends that the Corporation be re-named New Paradigm Strategic Communications, Inc. to accurately reflect the business it is engaged in.
Article One of the Corporation's certificate of incorporation currently reads as follows:
"The  name  of  the  corporation  is  New  Paradigm  Software  Corp."
The effect of the following resolution will be to strike out the existing Article One of the Corporation's certificate of incorporation and to substitute the following new Article One:
"The  name  of  the  corporation is New Paradigm Strategic Communications, Inc."

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

RESOLVED, that the Corporation's certificate of incorporation be amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article One:
     The  name of the corporation is New Paradigm Strategic Communications, Inc.

THE  BOARD  OF  DIRECTORS'  RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

3.     RATIFICATION  OF  APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

During the year ended March 31, 2000, Goldstein & Morris, LLP audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Goldstein & Morris, LLP to serve as the Corporation's independent certified public accountants for the fiscal year ending March 31, 2001. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Should shareholders vote against the ratification of Goldstein & Morris, LLP as independent certified public accountants the audit committee will select a different certified public accountant for this role. Goldstein & Morris, LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Goldstein & Morris, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the selection by the Board of Directors of Goldstein & Morris, LLP as independent certified public accountants for this Corporation and its subsidiaries for the year ended March 31, 2001 be, and hereby is, ratified and approved.

The approval by a majority of the votes cast at the Annual Meeting on the proposal to ratify the appointment of Goldtein & Morris, LLP as the independent certified public accountants of the Corporation is required to adopt the proposal.

THE  BOARD  OF  DIRECTORS'  RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.



4.     OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934
Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Company.
Based solely on the Company's review of copies of such reports and written representations that no other reports were required, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the fiscal year ended March 31, 2000.

SHAREHOLDER  PROPOSALS  FOR  THE  2001  ANNUAL  MEETING  OF  SHAREHOLDERS

Shareholder proposals may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 2001 Annual Meeting of Shareholders. Shareholders wishing to have a proposal included in the Corporation's proxy materials must comply with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder and shall have the rights provided by Rule 14a-8 under such Act. In order to be eligible under Rule 14a-8 for inclusion in the Corporation's proxy statement and accompanying proxy for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Corporation on or before April 18, 2001. Any such proposal should be submitted in writing by notice delivered or mailed, postage prepaid, to the Secretary of the Corporation, 630 Third Avenue, 15th Floor, New York, New York 10017.

SHAREHOLDER  NOMINATION  OF  DIRECTORS

The Corporation's By-Laws contain procedures for shareholder nomination of directors and for other shareholder proposals to be presented before annual and other shareholder meetings. The By-Laws provide that nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of shareholders or at a special meeting of shareholders for which notice of an election of a director or directors has been duly given by any shareholder of the Corporation entitled to vote for election of directors at the meeting who complies with the notice procedures described below. Such nominations may be made only pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for director, together with the written consent of such person to serve as director, must be received by the Secretary of the Corporation before the close of business on the eighth day following the day on which notice of such meeting is given to shareholders. To be in proper written form, such shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (1) the name, age, business address and residence address for such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation that are beneficially owned by such person, and (4) such other information relating to such person as is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and any successor to such Regulation; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the Corporation's books, of such shareholder, (2) the class and number of shares of stock of the Corporation that are beneficially owned by such shareholder, and (3) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or the shareholder to nominate the proposed nominee.

With respect to shareholder proposals or other business to be considered at an annual or other meeting of shareholders, the By-Laws provide that in addition to any other applicable requirements for business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days prior to the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and record address of the shareholder proposing such business, (3) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business. In addition, any such shareholder shall be required to provide such further information as may be requested by the Corporation in advance to comply with federal securities laws, rules and regulations. The Corporation may require evidence by any person giving such notice that such person is a bona fide beneficial owner of the Corporation's stock.

A copy of the By-Laws is available upon request to the Secretary of the Corporation, 630 Third Avenue, 15th Floor, New York, New York 10017. The person presiding at the meeting is authorized to determine if a proposed matter is properly before the meeting if a nomination is properly made. The procedures for shareholder nominations of directors and proposal of other business described above may have the effect of precluding a nomination for election of a director or directors or proposal of other business at a particular meeting if the required procedure is not followed.

Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made.

By  Order  of  the  Board  of  Directors

Michael  S.  Taylor
Secretary


New  York,  New  York
------------------,  2000

NEW PARADIGM SOFTWARE CORP. PROXY FOR ANNUAL MEETING OF SHAREHOLDERS THURSDAY, NOVEMBER 16, 2000 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby appoints Mark A. Blundell, Daniel A. Gordon and Michael
S. Taylor proxies, with power of substitution, to vote at the Annual Meeting of Shareholders of New Paradigm Software Corp. to be held at 11:30 A.M. on November 16, 2000, at the New York Yacht Club, 37 West 44th Street, New York, New York, and at any adjournment thereof, on the matters referred to below and described in the accompanying Proxy Statement, and on any other business before the meeting, with all powers the undersigned would possess if personally present. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

PLEASE  MARK,  SIGN  AND  DATE  ON  THE  REVERSE  SIDE  AND  RETURN
THIS  PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED  ENVELOPE.

[  X  ]  PLEASE  MARK  YOUR  VOTES  LIKE  THIS

THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED  BY THE SHAREHOLDER. IF NOT OTHERWISE
SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

The Board of Directors recommends a vote FOR all nominees in Item 1, and a vote FOR Proposals 2&3:

1. Election of Mark A. Blundell, Daniel A. Gordon, and Michael S. Taylor as directors for a term expiring at the next Annual Meeting:

FOR  THE                    WITHHOLD  AUTHORITY
PROPOSED               to  vote  for  the  proposed
NOMINEES               nominees
[  ]                         [  ]

INSTRUCTION: To withhold authority to vote for any individual proposed nominee(s) write that proposed nominee's name below.

___________________________________________________

2. Approve the amendment of the Corporation's certificate of incorporation to change of the name of the Corporation from New Paradigm Software Corp. to New Paradigm Strategic Communications, Inc.
FOR                     AGAINST                 ABSTAIN
[  ]                       [  ]                    [  ]

3. Ratification of the appointment of Goldstein & Morris, LLP as independent public accountants for the fiscal year ending March 31, 2001:


FOR                     AGAINST                 ABSTAIN
[  ]                       [  ]                    [  ]


4. And, in their discretion, in the transaction of such other business as may properly come before the Annual Meeting.
Signature(s)

Date

NOTE: Please sign exactly as your name appears on this card, date this card and return it in the enclosed envelope.